November 2, 2016

Dear Shareholder,

The Paradigm Micro-Cap Fund appreciated 19.93% in the third quarter of 2016, compared to a gain of 11.25% for the benchmark Russell Microcap. Since inception, the strategy has returned 7.09% per year, compared to a 6.13% annualized return for the Russell Microcap.

While the third quarter of 2015 was a challenging one across global equity markets, the third quarter of 2016 was - in welcome contrast - a positive one. The quarter started off with a bang, with July posting the strongest performance, with August and September also posting consecutive positive returns, albeit at a lesser rate. As we have discussed in the past, the year-to-date performance across Russell indices continues to display uniformity in terms of Value versus Growth. While Growth nominally outperformed Value during the third quarter, as a “risk on” mentality propelled markets upward, 2016 year to date has displayed a marked outperformance of Value over Growth, by an average of 700-800 basis points among the small- and micro-cap indices.

We alluded in last quarter’s letter to what we believed to be overlooked value in the Consumer Discretionary sector, and we are pleased to report that the market appears to share that assessment: Portfolio holdings in the sector appreciated 14.68%, nearly double the benchmark sector’s 7.80% gain.

However, it was the portfolio’s Information Technology sector that contributed the most to relative and absolute return in the third quarter. Information Technology was the number two sector in the Russell Microcap, returning 15.81 in the quarter. Portfolio holdings in the sector returned 33.00%, driven by strong results in networking and semiconductor equipment manufacturers. The combination of stock selection and significant overweight contributed 7.35% to relative performance.

The Health Care sector was the most challenging in the quarter, with the portfolio’s conservative sector positioning not rewarded in a strong risk-on environment.

As we look forward, we remain constructive about the prospects for the US economy, particularly as the housing market follows a slower recovery trajectory, meaning that there are still multiple years of growth still ahead for this significant component of the US economy. Non-residential construction should also further propel the economy. Moreover, when the Fed eventually raises rates, many believe that should be a positive driver for equity markets. Lastly, we remain firmly of the belief that the US remains a safe haven for investment, both from a relative stability perspective, as well as a source of “growth at a reasonable price” as far as global investment opportunities stand in the current geopolitical environment. Our reservations would include the fact that such rapid market appreciation in the third quarter is not sustainable, and could in fact reverse itself. Moreover, the imminent US elections could roil the market both from a Presidential standpoint, as well as a Congressional one, should consumers or corporations react negatively to an unexpected outcome.

However, in spite of this backdrop, we also believe it is a market that should continue to play to our discipline: i.e. doing our homework, knowing our companies well, and identifying what will allow them to succeed in spite of the above-mentioned environment.

/s/ Candace King Weir	/s/ Amelia Farley Weir
Candace King Weir	Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/key
Enclosures

During the one year period ended September 30, 2016, the Paradigm Micro-Cap Fund return -28.24%, compared to 13.47% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended September 30, 2016 was 14.18% compared to 16.37% for the Russell Microcap Index. Since Inception (1/1/2008) to September 30, 2016, the Paradigm Micro-Cap Fund’s average annual return was 7.09% compared to 6.13% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2016, the Fund’s total expense ratio is 1.25% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.